                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 23, 1996

                          Dean Witter, Discover & Co.
                          ---------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


               Two World Trade Center, New York, New York 10048
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 392-2222
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On October 23, 1996, Dean Witter, Discover & Co. (the "Registrant") released financial information with respect to the quarter and nine months ended September 30, 1996. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated October 23, 1996 containing financial information for the quarter and nine months ended September 30, 1996.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        DEAN WITTER, DISCOVER & CO.
                                        -----------------------------------
                                                (Registrant)

                                        By: /s/ Ronald T. Carman
                                        -----------------------------------
                                            Ronald T. Carman
                                            Senior Vice President


Dated:  October 23, 1996